UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2018

ENER-CORE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37642	45-0525350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8965 Research Dr., Suite 100
Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 616-3300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

2015 and 2016 Amendment Agreements

Effective as of June 30, 2018, Ener-Core, Inc. (the “Company”) and certain investors holding convertible senior secured notes issued in April and May 2015 (the “2015 Notes”) and December 2016 (the “2016 Notes”) executed amendment agreements (the “2015 Amendment Agreements” and “2016 Amendment Agreements”, respectively, and together, the “Amendment Agreements”). The Amendment Agreements (i) extend the deadline set forth in the securities purchase agreements pursuant to which the Company issued the 2015 Notes and 2016 Notes, respectively, for the Company to commence trading of its common stock on a national securities exchange to December 31, 2018 (the “Listing Requirement); (ii) amend the optional redemption provisions set forth in the 2015 Notes and 2016 Notes, respectively, to provide that at any time from and after January 1, 2019 and provided that the Company has not received either (x) initial deposits for at least eight 2 megawatt (MW) Power Oxidizer units or (y) firm purchase orders totaling not less than $3,500,000 and initial payment collections of at least $1,600,000 by December 31, 2018 (inclusive), a holder has the right to require that the Company redeem all or any portion of his, her or its 2015 Note or 2016 Note, respectively (the “Redemption Requirement”); and (iii) amend the definition of “Eligible Market” in each of the 2015 Notes and 2016 Notes to correspond to the extension of the Company’s deadline to commence trading of its common stock on a national securities exchange to December 31, 2018.

Notwithstanding the foregoing, effective upon the issuance by the Company of convertible senior secured promissory notes (the “Convertible Notes”) for aggregate gross proceeds of at least $2,000,000 pursuant to that certain Securities Purchase Agreement, dated as of June 5, 2018, by and among the Company, the investors set forth on the Schedule of Buyers thereto and the investors, if any, party to a joinder agreement with respect thereto, as the same may be amended or otherwise modified from time to time pursuant to the terms thereof (the “June 2018 SPA”), the Amendment Agreements will (i) remove the Listing Requirement; (ii) remove the Redemption Requirement and the associated definitions; and (iii) remove the Listing Requirement deadline set forth in the definition of “Eligible Market” in each of the 2015 Notes and 2016 Notes.

The Amendment Agreements are binding upon the holders all of the 2015 Notes and 2016 Notes and the parties to the related securities purchase agreements pursuant to the terms thereof.

Bridge Notes Amendment Agreement

Effective as of June 30, 2018, the Company and a certain investor that holds convertible senior secured notes issued in September 2017, November 2017, December 2017, January 2018 and March 2018 (the “Bridge Notes”) executed an amendment agreement (the “Bridge Notes Amendment Agreement”), which amends the Redemption Requirement set forth in the Bridge Notes to correspond to the amendments set forth in the Amendment Agreements, including the removal of the Redemption Requirement upon the issuance by the Company of Convertible Notes for aggregate gross proceeds of at least $2,000,000 pursuant to the June 2018 SPA. The Bridge Notes Amendment Agreement is binding upon the holders all of the Bridge Notes pursuant to the terms thereof.

Convertible Notes Amendment Agreement

Effective as of June 30, 2018, the Company and a certain investor that holds Convertible Notes issued pursuant to the June 2018 SPA executed an amendment agreement (the “Convertible Notes Amendment Agreement”), which amends the Redemption Requirement set forth in the Convertible Notes to correspond to the amendments set forth in the Amendment Agreements. The Convertible Notes Amendment Agreement is binding upon the holders all of the Convertible Notes pursuant to the terms thereof.

The forms of 2015 Amendment Agreement, 2016 Amendment Agreement, Bridge Notes Amendment Agreement and Convertible Notes Amendment Agreement are attached as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and are also incorporated herein by reference. The foregoing descriptions of these agreements and instruments do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of 2015 Amendment Agreement, effective as of June 30, 2018
4.2	Form of 2016 Amendment Agreement, effective as of June 30, 2018
4.3	Form of Bridge Notes Amendment Agreement, effective as of June 30, 2018
4.4	Form of Convertible Notes Amendment Agreement, effective as of June 30, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENER-CORE, Inc.

Dated: July 3, 2018	By:	/s/ Domonic J. Carney
Domonic J. Carney
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of 2015 Amendment Agreement, effective as of June 30, 2018
4.2	Form of 2016 Amendment Agreement, effective as of June 30, 2018
4.3	Form of Bridge Notes Amendment Agreement, effective as of June 30, 2018
4.4	Form of Convertible Notes Amendment Agreement, effective as of June 30, 2018

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